Exhibit 99.1

Westin Beach Resort & Spa, Fort Lauderdale Overview December 2014

Westin Beach Resort & Spa, Fort Lauderdale Beachfront location containing 432 guest rooms, 32,000 square feet of meeting space, and a modern spa • Over 500 feet of beachfront across two city blocks, the hotel offers the second largest meeting facility of any beachfront hotel in Fort Lauderdale • Purchase price of $149M (345K per guest room and a 12.0 – 12.5x multiple on 2015F EBITDA) • Replaced Starwood with HEI Hotels & Resorts as manager • Minimal capital needs at the hotel • Comprehensive $86M renovation in 2009 involving all areas of the hotel including the new construction of the Westin Conference Center building - The pool and sun deck were also redesigned as part of the redevelopment and a new sushi bar and poolside private cabanas were added - Evaluating opportunity to re-concept F&B outlet to drive profitability • 2

Improved Portfolio Through Capital Recycling Sale of Los Angeles Airport Marriott and acquisition of Westin Fort Lauderdale Beach Resort & Spa supports Company’s goal of recycling capital from slower growth, non-core assets into higher growth assets in target markets - Los Angeles Airport Marriott sold for approx. $160M (159K per guest room), which represents a 6.6% cap rate • - Westin Beach Resort & Spa, Fort Lauderdale acquired for purchase price of $149M (345K per guest room), which represents a 12.0 – 12.5x multiple on 2015F EBITDA or a 7.1% cap rate (mid-point of 2015F) Transactions expected to increase portfolio RevPAR by ~$4 • Increases share of third-party managed hotels and non-Marriott branded hotels by over 450bps respectively to approximately 45% • Recycles capital from non-core Airport market to beach front destination resort in high-growth South Florida market • 3

Fort Lauderdale Market Overview Fort Lauderdale is one of the fastest growing markets in the country, with numerous growth drivers including: • Growing international travel (October 2014 marked the 11th consecutive month of double digit international travel growth up 38% YoY) Fort Lauderdale Airport, one of the fastest growing airports in the United States, is currently in the middle of a ~$2.3bn expansion, including the addition of a second taxiway and a new international terminal - - Southwest and JetBlue committed to expanding international routes from FLL - Fort Lauderdale International Boat Show, the world’s largest boat show, with over 1,200 exhibitors and over 100,000 visitors each fall 2014-2018 RevPAR CAGR of 5.9% outperforming both Miami and the Top 25 Market Average at 4.2% and 5.1% respectively Recent reductions in Starwood supply expected to benefit Westin Fort Lauderdale: - • • Westin Diplomat Resort & Spa recently acquired and reopened as part of Hilton’s Curio collection - The Sheraton Fort Lauderdale Beach Hotel was recently acquired and re-opened as an independently managed and branded hotel - Source: Lodging Econometrics Q2 2014 Report. 4 Supply Growth Ft. Lauderdale 2014 0.9% 2015 1.6% 2016 3.5%

Significant Operational Upside Several million of cost-savings across multiple departments expected as HEI Hotels & Resorts takes over hotel operations. Key cost savings identified include: • Immediate reduction of 34 positions including manager positions in rooms department, F&B department, Admin (general management, accounting, HR), sales & marketing, and engineering departments resulting in significant payroll savings Significant cost-savings in guestroom amenities, linens, supplies Savings from elimination of previously required Starwood fees (i.e., computer fees, PR fees, sales allocation fees) Eliminated costs of previously required Starwood S&M promotional participation - - Savings in direct expenses related to repairs & maintenance - Comprehensively re-concept restaurant to more profitable F&B outlet • Results in elimination of license fee (approx. $400K) and lower food costs by approx. 20% - Potential revenue upside initiatives include: • Resort fees Event fees Enhanced guest parking offering F&B service on the beach Increased meeting room rental rates and associated F&B spend - - 5

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forwardlooking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.